Fees Summary	Sep. 26, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 12,439.05
Total Fee Amount	12,439.05
Total Transaction Valuation	81,247,852.00
Total Offset Amount	0.00
Net Fee	$ 0.00